Summary of Significant Accounting Policies - Schedule of Assumptions are Used in Black-Scholes Option Pricing Model (Details) (10Q) - Stock Option Plan [Member] - $ / shares	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2016
Risk-free interest rate	1.94%	1.94%
Expected dividend yield	0.00%	0.00%
Expected life	6 years	6 years
Expected volatility	156.00%	156.00%
Weighted average grant date fair value	$ 0.21	$ 0.21
Forfeiture rate	5.00%	5.00%